AGREEMENT AND PLAN OF ACQUISITION
                           BETWEEN
                      PETRO UNION, INC.
                             AND
                   HORIZONTAL VENTURES, INC.


     This Agreement and Plan of Acquisition is entered into this 12th day of June, 1997, between Petro Union, Inc., a Colorado corporation (the "Petro"), and Horizontal Ventures, Inc., an
Oklahoma corporation ("HVI").

                          RECITALS

     A.   The Common Stock of Petro is listed on the Nasdaq
SmallCap Market.

     B. Petro is currently subject to supervision in the U.S. Bankruptcy Court for the Southern District of Indiana (the "Bankruptcy Court"), File No. 96-70559-VHL-11, and in conjunction therewith Petro desires to develop with the assistance of HVI a plan of reorganization (the "Bankruptcy Plan of Reorganization") which shall reflect this Agreement and which shall be submitted to the creditors and the Bankruptcy Court for approval prior to the consummation of this Agreement.

     C. HVI was one of the first licensee of certain Amoco horizontal drilling technology and has drilled more wells utilizing such technology than any other licensee.

     D. HVI desires to assist Petro, also an Amoco licensee, in the completion of the Bankruptcy Plan of Reorganization, which completion as a precondition to the consummation this Agreement with Petro.

     E. Pursuant to the Bankruptcy Plan of Reorganization to be filed by Petro with the Bankruptcy Court and to be confirmed on or before the closing of this Agreement, the creditors of Petro agreeing to accept equity securities of Petro in connection with the Bankruptcy Plan of Reorganization shall receive in the aggregate, not more than 150,000 shares of Series B Common Stock of Petro, no par value per share (the "Petro Series B Common Stock"). To the extent that creditors do not accept equity securities of Petro under such Bankruptcy Plan of Reorganization, HVI will pay such creditors in cash as is acceptable to HVI. An outline of the plan as contemplated as of the date of this agreement is attached hereto as Exhibit A as it may be amended from time to time.

     F. The Boards of Directors of Petro and HVI believe it to be in the best interest of each respective corporation and each corporation's respective shareholders that Petro acquire all of the issued and outstanding shares of HVI and in furtherance thereof, have approved such acquisition subject to the terms and conditions of this Agreement whereby HVI becomes a wholly-owned subsidiary of Petro.

     G. Pursuant to the acquisition, among other things, all the outstanding shares of Common and Preferred Stock of HVI, no par value per share (the "HVI Stock"), will be converted into an aggregate of 590,000 shares of Petro Series B Common Stock.

     H. In connection with this Agreement, Richard D. Wedel shall receive 70,000 shares Petro Series B Common and Randeep Grewal shall receive 70,000 shares of the Series B Common Stock in consideration for entering into employment agreements with Petro under the terms of this Agreement.

     I. In connection with this Agreement the total net book value of the combined entities post acquisition shall be not less than $5,000,000.00 U.S. and there shall be a maximum of 1,000,000 shares of Petro Series B Common Stock issued and outstanding.

     In order to consummate this plan of Acquisition, the parties hereto, in consideration of the mutual agreements and on the basis of the representations and warranties hereinafter set forth, do hereby agree as follows:

         [Remainder of page intentionally left blank]

                       ARTICLE 1

                    THE ACQUISITION

Section 1.1    The Acquisition.    Upon the terms and subject to
the conditions hereof, Petro will acquire all of the issued and outstanding shares of HVI and HVI will become a wholly owned subsidiary of Petro ( the Acquisition ). The outstanding shares of HVI Common and Preferred Stock shall be exchanged for an aggregate of 590,000 shares of Petro Series B Common Stock.

Section 1.2 Consideration for Transfer to Petro. Upon consummation of this Agreement at the closing (the "Closing"), subject to the terms and conditions of this Agreement, and in full consideration for the transaction, each Common Stockholder of HVI will receive one share of Petro Series B Common Stock for every six shares of HVI Stock owned by such stockholder, representing an aggregate of 590,000 shares of Petro Series B Common Stock to be issued hereunder to the Common Stockholders of HVI. Each share of Petro Series B Common Stock issued hereunder shall be fully paid and nonassessable, and shall have the rights, preferences, privileges and restrictions set forth in the Articles of Amendment to the Articles of Incorporation of Petro in the form attached hereto as Schedule 1.2 (the "Aquiror Articles of Amendment").

                        ARTICLE 2

                         CLOSING

     Subject to the terms and conditions hereof, the Closing shall be held at the offices of Cohen Brame & Smith Professional Corporation in Denver, Colorado at 10:00 a.m., within five days following the receipt of confirmation by the Bankruptcy Court of the Bankruptcy Plan of Reorganization. At the Closing, the Common and Preferred Stockholders of HVI shall receive in exchange for their shares of HVI Common and Preferred Stock the consideration described in Section 1.



                       ARTICLE 3

            REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties by HVI. Except as set forth on the HVI Schedule of Exceptions attached hereto as
Schedule 3.1, HVI represents and warrants to Petro, as a material inducement to Petro to execute and perform its obligations under this Agreement, as follows:

          (1) Organization and Standing of HVI. HVI is a corporation duly organized and validly existing and in good standing under the laws of the State of Oklahoma. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. HVI has no subsidiaries and, further, has no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association, or business.

          (2)(a) Capitalization and Indebtedness for Borrowed Moneys. HVI is duly and lawfully authorized by its Articles of Incorporation to issue 1,000,000 shares of HVI Common Stock and 3,000,000 shares of Preferred Stock, of which 783,071 shares of Common Stock and 3,000,000 shares of Preferred Stock are validly issued and outstanding on the date of this Agreement. HVI has no shares of treasury stock. All of the outstanding shares of HVI's Common and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable.

          (b) HVI is not presently liable on account of any indebtedness for borrowed moneys, except as reflected in the Financial Statements.

          (c) There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities, or other agreements or arrangements of any character or nature whatever under which HVI is or may be obligated to issue or purchase shares of its capital stock.

          (3) Ownership of HVI's Common and Preferred Stock. To the best of HVI's knowledge after inquiry, (i) the shares of its Common and Preferred Stock of HVI are held by the persons set forth in Schedule 3.1(3) of this Agreement (the "Stockholders"), free and clear of all liens, claims, encumbrances, and restrictions of every kind; and (ii)
     Schedule 3.1(3) of this Agreement contains a complete and accurate list of all of the Stockholders of HVI and the shares of its Common and Preferred Stock held by each.

          (4) HVI's Authority. The execution, delivery, and performance of this Agreement has been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of HVI enforceable in accordance with their terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights). No provision of the Articles of Incorporation and any amendments thereto, Bylaws and any amendments thereto, minutes or share certificates of HVI, or of any contract to which HVI is a party or otherwise bound, prevents the Stockholders from delivering good title to their shares of such capital stock in the manner contemplated hereunder.

          (5) Financial Statements. HVI has furnished Petro with its audited balance sheet as of December 31, 1996 and its statements of operations, stockholders' equity and cash flows for the year then ended, and its unaudited balance sheet as of May 31, 1997 and its statements of operations and cash flows for the three months then ended (collectively, the "HVI Financial Statements"). All of the HVI Financial Statements present fairly the financial position of HVI as of the respective dates, and the results of its operations for the respective periods therein specified, The HVI Financial Statements were prepared in accordance with generally accepted accounting principles applied upon a basis consistent with prior accounting periods, and the audited HVI Financial Statements were audited in accordance with generally accepted auditing standards. The HVI Financial Statements are attached as
     Schedule 3.1(5).

          (6) Present Status. Other than as described herein or in the Schedules attached hereto, HVI has not, since May 31, 1997:

          (a) Incurred any material obligations or liabilities, absolute, accrued, contingent, or otherwise and whether due or to become due, except current liabilities incurred in the ordinary course of business, none of which materially adversely affects the business or prospects of HVI;

          (b) Discharged or satisfied any material liens or encumbrances, or paid any material obligation or liability, absolute, accrued, contingent, or otherwise and whether due or to become due, other than (i) current liabilities shown on the HVI Financial Statements and current liabilities incurred since the close of business on the date of the HVI Financial Statements, in each case, in the ordinary course of business and (ii) expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable attorney fees and costs);

          (c) Declared or made any payment or distribution to its stockholders or purchased or redeemed, or obligated itself to purchase or redeem, any of its shares of Common and Preferred Stock or other securities;

          (d) Mortgaged, pledged, or subjected to lien, or any other encumbrances or charges, any of its assets, tangible or intangible;

          (e) Sold or transferred any of its assets except for inventory sold in the ordinary course of business or canceled any debt or claim;

          (f) Suffered any damage, destruction, or loss (whether or not covered by insurance) affecting the properties, licenses, business, or prospects of HVI, or waived any rights of material value;

          (g) Except with respect to this Agreement, entered into any material transaction other than in the ordinary course of business;

          (7) Litigation. Except as disclosed in the HVI Financial Statements, there are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or threatened against HVI which would materially affect it, its properties, assets, or business; and HVI is not aware of any facts which to its knowledge might result in any action, suit, arbitration, or other proceeding which in turn might result in any material adverse change in the business or condition (financial or otherwise) of HVI or its properties or assets. HVI is not in default with respect to any judgment, order, or decree of any court or any government agency or instrumentality.

          (8) Compliance With the Law and other Instruments. To the best of HVI's knowledge, the business operation of HVI has been and is being conducted in material compliance with all applicable laws, rules, and regulations of all authorities. HVI is not in violation of, or in default under, any term or provision of its Articles of Incorporation, as amended, or its Bylaws, as amended, or of any license (including but not limited to the Amoco horizontal drilling technology license), lien, mortgage, lease, agreement, instrument, order, judgment, or decree, or subject to any restriction, contained in any of the foregoing, of any kind or character which materially adversely affects in any way the business, properties, assets, or prospects of HVI, or prevent consummation of the exchange of securities contemplated by this Agreement.

          (9) Title to Properties and Assets. HVI has good and marketable title to all its properties and assets, including without limitation those reflected in the HVI Financial Statements and those used or located on property controlled by HVI in its business (except assets sold in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance, or restriction except those which (a) are disclosed in the HVI Financial Statements as securing specified liabilities; or (b) do not materially adversely affect the use thereof.

          (10) Creditor's Arrangements. HVI has not made any assignment for the benefit of creditors, nor has any involuntary or voluntary petition in bankruptcy been filed by or against HVI.

          (11) Contracts and Other Obligations. Except with respect to this transaction, HVI is not a party to, or otherwise bound by, any written or oral contract or agreement not made in the ordinary course of business.

          HVI has in all material respects performed all obligations required to be performed by it to date and is not in material default under any of the contracts, agreements, leases, documents, or other arrangements to which it is a party or by which it is otherwise bound. To the best of HVI's knowledge, all parties with whom HVI has contractual arrangements are in material compliance therewith and are not in default thereunder, and HVI has not been notified by any party of its intent to terminate any material contract with HVI.

          (12) Records. The books of account, minute books, stock certificate books, and stock transfer ledgers of HVI are complete and correct, and there have been no transactions involving the business of HVI which properly should have been set forth in said respective books, other than those set forth therein.

          (13) Brokers or Finders. All negotiations on the part of HVI relative to this Agreement and the transactions contemplated hereby have been carried on by HVI without the intervention of any person or as the result of any act of HVI in such manner as to give rise to any valid claim against HVI or Petro for a brokerage commission, finder's fee, or other like payment.

          (14) Absence of Certain Changes or Events. Since May 31, 1997, there has not been any material adverse change in, or event or condition materially and adversely affecting, the condition (financial or otherwise), properties, assets, liabilities, or the business of HVI.

          (15) Taxes. HVI has duly filed all federal, state, county and local income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by HVI up to the date hereof. All of the foregoing returns are true and correct in all material respects and HVI has paid all taxes, interest and penalties shown on such returns or reports as being due. HVI has paid or made adequate provision in the HVI Financial Statements or its books and records for all taxes payable in respect of all periods ending on or before the date hereof. HVI has no material liability for any taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the Closing Date in the ordinary course of business and are properly accrued on the books of HVI as of the Closing Date.

          (16) Environmental Matters. There are no actions, proceedings or investigations pending or, to the actual knowledge of HVI, threatened before any federal or state environmental regulatory body, or before any federal or state court, alleging noncompliance by HVI with the Comprehensive Environmental Response, Compensation and Liability Act of 1990 ("CERCLA") or any other Environmental Laws. To the actual knowledge of HVI: (i) there is no reasonable basis for the institution of any action, proceeding or investigation against HVI under any Environmental Law; (ii) HVI is not responsible under any Environmental Law for any release by any person at or in the vicinity of real property of any hazardous substance (as defined by CERCLA), caused by the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any such hazardous substance into the environment; (iii) HVI is not responsible for any costs of any remedial action required by virtue of any release of any toxic or hazardous substance, pollutant or contaminant into the environment including, without limitation, costs arising from security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body; (iv) HVI is in compliance with all applicable Environmental Laws; and (v) no real property used, owned, managed or controlled by HVI contains any toxic or hazardous substance including, without limitation, any asbestos, PCBs or petroleum products or byproducts in any form, the presence, location or condition of which (a) violates any Environmental Law, or
     (b) otherwise would pose any significant health or safety risk unless remedial measures were taken. For purposes of this Agreement, "Environmental Laws" shall mean any federal, state, local or municipal statute, ordinance or regulation, or order, ruling or other decision of any court, administrative agency, or other governmental authority pertaining to the release of hazardous substances (as defined in CERCLA) into the environment.

Section 3.2 Representations and Warranties by Petro. Except as set forth on Petro Schedule of Exceptions attached hereto as
Schedule 3.2, Petro represents and warrants to HVI, as a material inducement to HVI to execute and perform its obligations under this Agreement, as follows:

          (1) Organization and Standing of Petro. Petro is a corporation duly organized and validly existing and in good standing under the laws of the State of Colorado. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. Petro has no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association, or business.

          (2)(a) Capitalization and Indebtedness for Borrowed Moneys. Petro is duly and lawfully authorized by its Articles of Incorporation, as amended, to issue 50,000,000 shares of Common Stock, $.125 par value per share (the "Petro Common Stock"), of which 17,537,945 shares are issued and outstanding as of the date hereof. Petro is authorized to issue 40,000,000 shares of Preferred Stock, $.0001 par value. No Preferred Stock has been designated or is issued or outstanding. Petro has no treasury stock and no other authorized series or class of stock. All the outstanding shares of Petro Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. All of the Petro Series B Common Stock to be issued pursuant to this Agreement to the shareholders of HVI in exchange for their shares of HVI's Common and Preferred Stock shall be duly authorized pursuant to the filing of Petro Articles of Amendment with the Colorado Secretary of State and all other necessary corporate action, validly issued, fully paid, nonassessable, issued in compliance with state and federal securities laws and upon compliance with the exemption granted by Section 3(a)(10) of the Securities Act of 1933, and will be issued without restrictive legend (except as necessary to indicate control) and be freely tradeable subject to the resale limitations of Rules 144 and 145 under the Securities Act of 1933, as amended, and the provisions of Section 6.1 of this Agreement.

          (b) Petro is not presently liable on account of any indebtedness for borrowed moneys, except as reflected in the financial statements described in subparagraph (4), below.

          (c) There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities, or other agreements or arrangements of any character or nature whatever under which Petro is or may be obligated to issue or purchase shares of its capital stock.

          (3) Petro's Authority. The execution, delivery, and performance of this Agreement shall have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of Petro enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights). No provision of the Articles of Incorporation and any amendments thereto, Bylaws and any amendments thereto, minutes or share certificates of Petro, or of any contract to which Petro is a party or otherwise bound, prevents Petro from delivering good title to its shares of such capital stock in the manner contemplated hereunder.

          (4) Financial Statements. Petro has furnished to HVI its audited balance sheet as of December 31, 1996 and its statements of operations, stockholders' equity and cash flows for the year then ended, and its unaudited balance sheet as of May 31, 1997 and its statements of operations and cash flows for the three months then ended (collectively, the "Petro Financial Statements"). All of Petro Financial Statements present fairly the financial position of Petro as of the respective dates, and the results of its operations for the respective periods therein specified, Petro Financial Statements were prepared in accordance with generally accepted accounting principles applied upon a basis consistent with prior accounting periods, and the audited Petro Financial Statements were audited in accordance with generally accepted auditing standards. Petro's Financial Statements are attached hereto as Schedule 3.2(4).

          (5)  Present Status.  Petro has not, since May 31,
     1997:

          (a) Incurred any obligations or liabilities, absolute, accrued, contingent, or otherwise and whether due or to become due, except current liabilities incurred in the ordinary course of business, none of which adversely affects the business or prospects of Petro;

          (b) Discharged or satisfied any liens or encumbrances, or paid any obligation or liability, absolute, accrued, contingent, or otherwise and whether due or to become due, other than current liabilities shown on Petro's Financial Statements and current liabilities incurred since the close of business on the date of Petro's Financial Statements, in each case, in the ordinary course of business;

          (c) Declared or made any payment or distribution to its stockholders or purchased or redeemed, or obligated itself to purchase or redeem, any of its shares of Common
     Stock or other securities;

          (d) Mortgaged, pledged, or subjected to lien, or any other encumbrances or charges, any of its assets, tangible or intangible;

          (e) Sold or transferred any of its assets, or canceled any debt or claim;

          (f) Suffered any damage, destruction, or loss (whether or not covered by insurance) affecting the properties, business, or prospects of Petro, or waived any rights of substantial value;

          (g) Except with respect to this Agreement, entered into any transaction other than in the ordinary course of business;

          (6) Litigation. Except as disclosed in Petro's Financial Statements or in Schedule 3.2, there are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or threatened against Petro which would affect it, its properties, assets, or business; and Petro is not aware of any facts which to its knowledge might result in any action, suit, arbitration, or other proceeding which in turn might result in any material adverse change in the business or condition (financial or otherwise) of Petro or its properties or assets. Petro is not in default with respect to any judgment, order, or decree, of any court or any government agency or instrumentality, except as set forth in Acquiror's financial statements.

          (7) Compliance With the Law and Other Instruments. To the best of Acquiror's knowledge, the business operation of Petro has been and is being conducted in accordance with all applicable laws, rules, and regulations of all authorities. Petro is not in violation of, or in default under, any term or provision of its Articles of Incorporation, as amended, or its Bylaws, as amended, or of any lien, mortgage, lease, agreement, instrument, order, judgment, or decree, or subject to any restriction, contained in any of the foregoing, of any kind or character which materially adversely affects in any way the business, properties, assets, or prospects of Petro, or which would prohibit Petro from entering into this Agreement or prevent consummation of the exchange of securities contemplated by this Agreement.

          (8) Title to Properties and Assets. Petro has good and marketable title to all its properties and assets, including without limitation those reflected in Petro's Financial Statements and those used or located on property controlled by Petro in its business (except assets sold in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance, or restriction except those which (a) are disclosed in Petro's Financial Statements as securing specified liabilities; or
     (b) do not materially adversely affect the use thereof.

          (9) Creditor's Arrangements. Petro is currently subject to supervision in Bankruptcy Court and will no later than June 16, 1997 file a Plan of Reorganization.

          (10) Contracts and Other Obligations. Petro is not a party to or otherwise bound by, any written or oral:

          (a) Contract or agreement not made in the ordinary course of business;

          (b) Employment or consultant contract which is not terminable at will without cost or other liability to Petro or any successor;

          (c)  Contract with any labor union;

          (d) Bonus, pension, profit-sharing, retirement, share purchase, stock option, hospitalization, group insurance, or similar plan providing employee benefits, except as disclosed in its filings with the Securities and Exchange
     Commission;

          (e) Advertising contract or contract for public relations services;

          (f) Purchase, supply, or service contracts in excess of $1,000 each, or in the aggregate of $10,000 for all such contracts whether below or above $1,000;

          (g) Deed of trust, mortgage, conditional sales contract, security agreement, pledge agreement, trust receipt, or any other agreement or arrangement whereby any of the assets or properties of Petro are subjected to a lien, encumbrance, charge, or other restriction;

          (h) Contract or other commitment continuing for a period of more then thirty days and which is not terminable without cost or other liability to Petro or its successor;
     or

          Petro has in all material respects performed all obligations required to be performed by it to date and is not in material default under any of the contracts, agreements, leases, documents, or other arrangements to which it is a party or by which it is otherwise bound. To the best of Acquiror's knowledge, all parties with whom Petro has contractual arrangements are in compliance therewith and are not in default thereunder.

          (11) Records. The books of account, minute books, stock certificate books, and stock transfer ledgers of Petro are complete and correct, and there have been no transactions involving the business of Petro which properly should have been set forth in said respective books, other than those set forth therein.

          (12) Brokers or Finders. All negotiations on the part of Petro relative to this Agreement and the transactions contemplated hereby have been carried on by Acquiror without the intervention of any person or as the result of any act of Petro in such manner as to give rise to any valid claim against HVI for a brokerage commission, finder's fee, or other like payment.

          (13) Absence of Certain Changes or Events. Since May 31, 1997, there has not been any material adverse change in, or event or condition materially and adversely affecting, the condition (financial or otherwise), properties, assets, liabilities or, to the knowledge of Acquiror, the business or prospects of Petro.

          (14) Taxes. Petro has duly filed all federal, state, county and local income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by Petro up to the date hereof. All of the foregoing returns are true and correct in all material respects and Petro has paid all taxes, interest and penalties shown on such returns or reports as being due. Petro has no liability for any taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the Closing Date in the ordinary course of business and are properly accrued on the books of Petro as of the Closing Date.

          (15) Environmental Matters. There are no actions, proceedings or investigations pending or, to the actual knowledge of Petro, threatened before any federal or state environmental regulatory body, or before any federal or state court, alleging noncompliance by Petro with CERCLA or any other Environmental Laws. To the actual knowledge of
     Petro: (i) there is no reasonable basis for the institution of any action, proceeding or investigation against Petro under any Environmental Law; (ii) Petro is not responsible under any Environmental Law for any release by any person at or in the vicinity of real property of any hazardous substance (as defined by CERCLA), caused by the spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any such hazardous substance into the environment; (iii) Petro is not responsible for any costs of any remedial action required by virtue of any release of any toxic or hazardous substance, pollutant or contaminant into the environment including, without limitation, costs arising from security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body; (iv) Petro is in compliance with all applicable Environmental Laws; and (v) no real property used, owned, managed or controlled by Petro contains any toxic or hazardous substance including, without limitation, any asbestos, PCBs or petroleum products or byproducts in any form, the presence, location or condition of which (a) violates any Environmental Law, or
     (b) otherwise would pose any significant health or safety risk unless remedial measures were taken.

          (16) SEC Filings. Petro has filed with the SEC all reports and other documents required to be filed by Petro pursuant to the Securities Exchange Act of 1934, as amended (the "34 Act"), and the applicable rules and regulations thereunder. As of their respective dates, each of such reports and other documents complied in all material respects with the requirements of the 1934 Act and the applicable rules and regulations thereunder, and such reports and other documents contained, as of their respective dates, no untrue statements of any material facts nor omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


                            ARTICLE 4

                 ACTIONS AND OBLIGATIONS OF THE
                  ACQUIROR AND HVI BEFORE AND
        AFTER THE CLOSING AND SECURITIES ACT MATTERS

Section 4.1 Actions of HVI Pending Closing. HVI covenants with Petro that from the date hereof to and including the Closing
Date:

          (1) Correct as of Closing. Each representation and warranty of HVI set forth in Paragraph 3.1 of this Agreement shall be true and correct on and as of the Closing Date.

          (2) Operations. Except with the prior written consent of the Committee established in Section 4.3 (1) Petro, HVI will:

          (a) Conduct its affairs and business only in the ordinary course of business;

          (b) Not create or incur any material liabilities other than current liabilities incurred in the ordinary course of business;

          (c) Not create or incur, or suffer to exist, any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind which is not otherwise disclosed in this Agreement;

          (d) Not make any capital expenditures, or capital additions or betterment, except as many be involved in ordinary repairs, maintenance, and replacement;

          (e) Except with regard to completion of the terms of this Agreement, enter into any contract or commitment, except in the ordinary course of business, pursuant to which it will be obligated to expend, or entitled to receive, in excess of $10,000 annually;

          (f) Maintain its assets and properties in good condition and repair, and not sell, or otherwise dispose of, any of its material assets or properties, except sales out of inventory in the ordinary course of business;

          (g) Not declare or pay any dividend on, or make any other distribution upon, or purchase, retire, or redeem, any shares of its Common and Preferred Stock, or set aside any funds for any such purpose;

          (h) Not issue or sell, or obligate itself to issue or sell any additional shares of its Common or Preferred Stock, whether or not such shares have been previously authorized or issued, or issue or sell any warrants, rights, or options to acquire any such shares, or acquire any stock of any corporation, or any interest in any business enterprise;

          (i)  Not amend its Articles of Incorporation or Bylaws;

          (j) Not pay, or agree to pay, conditionally or otherwise, any bonus, extra compensation, pension, or severance pay to any director, stockholder, officer, consultant, agent, or employee under any pension plan or otherwise, or increase the compensation paid by it at May 31, 1997 to any officer, director, agent, consultant, or employee;

          (k) Not discharge or satisfy any material lien, charge, or encumbrance, nor pay any obligation or liability, absolute or contingent, except (i) current liabilities shown on the HVI Financial Statements dated May 31, 1997, or current liabilities incurred since said date in the ordinary course of business, and (ii) expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable attorneys' fees, accounting fees, and costs);

          (l) Except with respect to this transaction, not merge or consolidate, or obligate itself to do so, with, or into any other entity;

          (m) Not enter into any transactions, or take any acts which if effected or performed prior to the date of this Agreement, would constitute a breach of the representations, warranties, and agreements contained herein;

          (n) Not institute, settle, or agree to settle any action or proceeding before any court or governmental body;
     and

          (3) Access to Records. HVI will afford Petro, its representatives, counsel, agents, and employees, at all reasonable times, and in a manner and under circumstances which will not cause unreasonable interference with the operation of HVI's business, access to all of the properties of HVI, and its books, files, records, insurance policies, and other corporate books and records, for the purpose of audit, inspection, and examination thereof, and will do, and cause HVI to do, everything reasonably necessary to enable Petro to make a complete examination of the assets and properties of HVI, and the condition thereof. No such examination, however, shall constitute a waiver or relinquishment, on the part of Petro, of its right to rely upon the covenants, representations, and warranties made by HVI and the Stockholders in the provisions of this Agreement.

          (4) Consultation. HVI will endeavor to keep Petro apprized with respect to the operation and conduct of HVI's business prior to the Closing Date.

Section 4.2 Actions of Petro Pending Closing. Petro covenants with HVI that from the date hereof to and including the Closing
Date:

          (1) Correct as of Closing. Each representation and warranty of Petro set forth in Paragraph 3.2 of this Agreement shall be true and correct on and as of the Closing
     Date.

          (2) Operations. Except with the prior written consent of the Committee to the contrary, Petro will:

          (a) Conduct its affairs and business only in the ordinary course of business;

          (b) Not create or incur any liabilities other than current liabilities incurred in the ordinary course of business;

          (c) Not create or incur, or suffer to exist, any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind;

          (d) Not make or become a party to any contract or commitment, or renew, extend, amend, or modify any contract or commitment, except in the ordinary course of business, except agreements related to the consummation of this Agreement;

          (e) Not make any capital expenditures or capital additions or betterment except as many be involved in ordinary repairs, maintenance, and replacement;

          (f) Except with regard to completion of the terms of this Agreement, not enter into any contract or commitment, except in the ordinary course of business, pursuant to which it will be obligated to expend, or entitled to receive, in excess of $10,000 in amount;

          (g) Not declare or pay any dividend on or make any other distribution upon, or purchase, retire or redeem, any shares of its Common and Preferred Stock, or set aside any funds for any such purpose;

          (h) Not issue or sell or obligate itself to issue or sell any additional shares of its Common and Preferred Stock (other than with respect to the Bankruptcy Plan of Reorganization), whether or not such shares have been previously authorized or issued, or issue or sell any warrants, rights, or options to acquire any such shares, or acquire any stock of any corporation or any interest in any business enterprise;

          (i) Except as necessary to accomplish the transactions contemplated herein, not amend its Articles of Incorporation or Bylaws;

          (j) Not pay or agree to pay, conditionally or otherwise, any bonus, extra compensation, pension, or severance pay to any director, stockholder, offer, consultant, agent, or employee under any pension plan or otherwise, or increase the compensation paid by it at May 31, 1997 to any officer, director, agent, consultant, or employee;

          (k) Except with respect to the Bankruptcy Plan of Reorganization, not discharge or satisfy any lien, charge or encumbrance, nor pay any obligation or liability, absolute or contingent, except (i) current liabilities shown on the Financial Statements dated May 31, 1997 or current liabilities incurred since said date in the ordinary course of business and (ii) expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable attorneys' fees, accounting fees, and costs);

          (l) Use reasonable commercial efforts to preserve its business organization intact;

          (m) Use reasonable commercial efforts to preserve the goodwill of its suppliers, customers, and those having business relations with it;

          (n) Not merge or consolidate, or obligate itself to do so, with or into any other entity; and

          (o) Not enter into any transactions or take any acts which if effected or performed prior to the date of this Agreement, would constitute a breach of the representations, warranties, and agreements contained herein.

          (3) Access to Records. Petro will afford HVI, its representatives, counsel, agents, and employees, at all reasonable times and in a manner and under circumstances which will not cause unreasonable interference with the operation of Petro's business, access to all of the properties of Petro and its books, files, records, insurance policies, and other corporate books and records, for the purpose of audit, inspection, and examination thereof, and will do, and cause Petro to do, everything reasonable necessary to enable Petro to make a complete examination of the assets and properties of Petro and the condition thereof. No such examination, however, shall constitute a waiver or relinquishment on the part of Petro of its right to rely upon the covenants, representations, and warranties made by Petro in the provisions of this Agreement.

          (4) Consultation. Petro will endeavor to keep HVI apprized with respect to the operation and conduct of Petro's business prior to the Closing Date.

Section 4.3    Undertakings of
Petro
 and HVI.

          (1)  Coordination of Operations Pending Closing   The
               parties hereto have
     appointed Richard D. Wedel and Randeep Grewal to act as an operating committee (the Committee ) to coordinate all operations of Petro and HVI during the period commencing on the date of this agreement through the Closing Date. The activities and decisions to be coordinated include but are not limited to contracts, drilling activities, hiring, and staffing activities. Notwithstanding, all such decisions that may directly benefit the committee members shall require Board of Director approvals from both HVI and Petro. Additionally, HVI and Petro agree that the Committee and its members shall be treated as directors of the individual corporations they represent and therefore shall be subject to all the rights of limitation of liability and indemnification granted to officers and directors of the Company pursuant to their charters, bylaws and any applicable agreements.

          (2) Petro and HVI each will hold, and will cause its respective officers, directors, employees, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the parties furnished to any other party in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known on a non-confidential basis by the disclosing party; (ii) in the public domain; or (iii) later lawfully acquired by the closing party from sources other than as a result of the transactions contemplated herein; provided that each party may disclose such information to its officers, directors, employees, consultants, advisors and agents in connection with the transactions contemplated by this Agreement, so long as such persons are informed of the confidential nature of such information and are directed to treat such information confidentially in accordance herewith. Each party's obligation to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. Subject to the foregoing and Section 4.3(2) below, each party shall keep confidential the terms of this Agreement and of the transactions contemplated hereby except to the extent such information is legally required to be disclosed. If this Agreement is terminated, such confidence shall be maintained and each party will, and will use its best efforts to cause its officers, directors, employees, consultants, advisors and agents to, destroy or deliver to each other party, upon request, all documents and other materials, and all copies thereof, obtained by such party in connection with this Agreement, that are subject to such confidence. The parties obligations under this
     Section 4.3(2) shall terminate on the Closing Date.

          (3) No press release or other public disclosure of matters related to this Agreement or any of the transactions contemplated hereby shall be made by Petro or HVI unless the other parties shall have provided its consent to the form and substance thereof; provided, however, that nothing herein shall be deemed to prohibit any party hereto from making any disclosure which its counsel deems necessary or advisable in order to fulfill such party's disclosure obligations imposed by law.

          (4) Each party shall provide the others with adequate opportunity to conduct such reviews and examinations of the business, properties and conditions (financial and otherwise) of the others as each party shall deem prudent, provided that such investigations shall not interfere unreasonably with the normal operations of the party being reviewed.

          (5) The Petro Series B Common Stock to be issued to HVI pursuant to this Agreement and collateral agreements hereto will not be registered under the 1933 Act in reliance on the exemption from registration set forth in Section 3(a)(10) thereof and accordingly will be issued without restrictive legend except as necessary to evidence control.

          (6) Bankruptcy Court and Creditor Approval. Petro Series B Common Stock to be issued to certain creditors and shareholders of Petro will be issued in accordance with
     Section 1145 of the U.S. Bankruptcy Code and accordingly will not be registered under the 1933 Act in reliance on the exemption from registration set forth in Section 3(a)(10) thereof. No later than June 16, 1997, Petro shall file pursuant to Subchapter II of Chapter 11 of the U.S. Bankruptcy Code a plan of reorganization which has been approved by the boards of directors of both Petro and HVI (the "Bankruptcy Plan of Reorganization") with the U.S. Bankruptcy Court for the Southern District of Indiana (the "Bankruptcy Court"), and will also submit such Bankruptcy Plan of Reorganization to Petro's creditors, for the purpose of obtaining the approval of the Bankruptcy Court and such creditors of such Bankruptcy Plan of Reorganization and the issuance of securities thereunder. HVI shall use its reasonable efforts to assist Petro and its bankruptcy counsel in filing such Bankruptcy Plan of Reorganization. Petro and HVI shall each use their best efforts to prosecute such Plan of Reorganization.. HVI will fund all acceptable legal, administrative fees and cash requirements, pre-approved by HVI, if any, required to consummate the plan. HVI with Petro's counsel will lead the creditor negotiations.

                          ARTICLE 5

                     CONDITIONS PRECEDENT

Section 5.1    Conditions Precedent to Obligations of HVI.
Except as may be waived in writing by HVI, all of the obligations of HVI under this Agreement are subject to the fulfillment, prior to or at the Closing on the Closing Date, of each of the following conditions:

          (1)  Bankruptcy Court Confirmation of Plan of
     Reorganization. The bankruptcy Plan of Reorganization which serves as a fundamental premise of this Agreement shall have been confirmed by the Bankruptcy Court subject to the funding of the plan.

          (2)  Filing of Petro s Articles of Amendment.  Petro's
     Articles of Amendment shall have been filed with the Colorado Secretary of State providing for the new capitol structure including cancellation of the current Common Stock and the provision of the new Series B Common Stock.

          (3) Nasdaq Listing. Petro shall have maintained its listing on the Nasdaq SmallCap Market.

          (4) SEC Reports Current. Petro shall be current with respect to its reporting obligations with the U.S.
     Securities Exchange Commission.

          (5) Representations and Warranties True. The representations and warranties of Petro in Paragraph 3.2 hereof shall be true and correct in all material respects as of the Closing Date, subject to any changes contemplated by this Agreement.

          (6) Opinion of Petro s Counsel. Petro shall have delivered to HVI the opinion, dated the Closing Date, of Acquiror's counsel, Cohen Brame & Smith Professional Corporation in form attached hereto as Schedule 5.1(6).

          (7) Directors' Approval. Consummation of the transactions contemplated herein shall have been approved by the Board of Directors of Petro at special meetings of the Board of Directors to be held for the purpose of obtaining such approvals or by unanimous written consent.

          (8) Third-Party Consents. On or before the Closing Date, all material consents or approvals by any third party, if any, which are required to be obtained by Petro in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated herein shall have been obtained.

          (9) Compliance with Agreements. Petro shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or on the Closing Date.

          (10) No Contracts Terminated. Petro shall not have had any contract or contracts, which in the aggregate would materially affect its business, terminated prior to the Closing Date.

          (11) No Damage to Assets. At the Closing Date the machinery, equipment, inventory, or other tangible property of Petro shall not have suffered loss or damage on account of fire, flood, accident, act of war, civil commotion, or any other cause or event beyond the reasonable power and control of Petro (whether or not similar to the foregoing), to an extent which substantially affects the value of the properties and assets of Petro. Loss or damage shall be considered to affect substantially the value of said properties and assets within the meaning of this paragraph if the book value of such properties and assets so lost or damaged exceeds five percent (5%) in book value of all such tangible properties and assets.

          (12) Certificate of Officers. Petro shall have delivered to HVI a certificate dated the Closing Date, executed in its corporate name by, and verified by, the oath of its President certifying to the fulfillment of the conditions specified in this Section 5.1.

          (13) Employment Agreements.  Randeep Grewal and Richard
     D. Wedel shall be living on the date of the Closing, shall not be incapacitated so as to render them unavailable for employment by Petro, and shall execute on or before the Closing, Employment Agreements in the forms attached hereto as Schedule 5.1(13) and approved by the Boards of Directors of both Petro and HVI whereby Grewal shall act as the Chairman and Chief Executive Officer and Wedel shall be Vice-Chairman and Chief Operating Officer of the Company.

Section 5.2    Conditions Precedent to Obligations of Petro.
Except as may be waived in writing by Petro, all of the obligations of Petro under this Agreement are subject to fulfillment, prior to or at the Closing on the Closing Date, of each of the following conditions:

          (1)  Bankruptcy Court Confirmation of Plan of
     Reorganization. The bankruptcy Plan of Reorganization which serves as a fundamental premise of this Agreement shall have been confirmed by the Bankruptcy Court subject only to the funding of the plan.

          (2) Funding of the Bankruptcy Plan of Reorganization. HVI shall have provided to Petro the HVI Financial Statements and sufficient evidence that HVI has a sufficient number of short radius horizontal drilling units and adequate cash to fund the Plan of Reorganization and ongoing working capita such that the combined net book value of the parties is not less that $5,000,000.00 US.

          (3) Representations and Warranties True. The representations and warranties of HVI in Paragraph 3.1 hereof shall be true and correct as of the Closing Date, subject to any changes contemplated by this Agreement.

          (4) Third-Party Consents. On or before the Closing Date, all material consents or approvals by any third party, if any, which are required to be obtained, including the Stockholders of HVI in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated herein shall have been obtained.

          (5) Compliance With Agreement. HVI shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by them prior to or on the Closing Date.

          (6) Certificate of Officers. HVI shall have delivered to Petro a certificate, dated the Closing Date, executed in its corporate name by, and verified by, the oath of its President or any Vice President and its Secretary or an Assistant Secretary, certifying to the fulfillment of the conditions specified in this Section 5.2.

          (7) Opinion of HVI's Counsel. HVI shall have delivered to Petro an opinion dated as of the Closing date of Baer, Marks & Upham LLP, counsel to HVI, in the form attached hereto as Schedule 5.2(7).

          (8) No Contracts Terminated. HVI shall not have had any contract or contracts, which in the aggregate would materially affect its business, terminated prior to the Closing Date.

          (9) No Damage to Assets. At the Closing Date the machinery, equipment, inventory, or other tangible property of HVI shall not have suffered loss or damage on account of fire, flood, accident, act of war, civil commotion, or any other cause or event beyond the reasonable power and control of HVI (whether or not similar to the foregoing), to an extent which substantially affects the value of the properties and assets of HVI. Loss or damage shall be considered to affect substantially the value of said properties and assets within the meaning of this paragraph if the book value of such properties and assets so lost or damaged exceeds five percent (5%) in book value of all such tangible properties and assets.

          (10) Employment Agreements.  Randeep Grewal and Richard
     D. Wedel shall be living on the date of the Closing, shall not be incapacitated so as to render them unavailable for employment by Petro, and shall execute on or before the Closing, Employment Agreements in the forms attached hereto as Schedule 5.1(13) and approved by the Boards of Directors of both Petro and HVI, whereby Grewal shall act as the Chairman and Chief Executive Officer and Wedel shall be Vice-Chairman and Chief Operating Officer of the Company.


                          ARTICLE 6

                  POST CLOSING COVENANTS

Section 6.1 Reports Under Securities Exchange Act of 1934. With a view to making available to the shareholders of HVI the benefits of Rule 144 and 145 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Stockholder to sell securities of Petro to the public without registration, Petro agrees to:

          (1) make and keep public information available, as those terms are understood and defined in Rule 144;

          (2) file with the SEC in a timely manner all reports and other documents required of Petro under the Act and the 1934 Act; and

          (3) furnish to any shareholder, so long as the shareholder owns any Series Common and Preferred Stock, forthwith upon request (i) a written statement by Petro that it has complied with the reporting requirements of Rule 144, the Act and the 1934 Act, (ii) a copy of the most recent annual report of Petro and such other reports and documents so filed by Petro, and (iii) such other information as may be reasonably requested in availing any shareholder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

Section 6.2 Business. It is the understanding of the parties hereto that the business of Petro subsequent to the Closing shall be to continue the business of providing horizontal drilling services to the oil and gas industry.


                          ARTICLE 7

      NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES:

All statements of fact contained herein, any certificate or schedule delivered by or on behalf of HVI or Petro pursuant to the terms hereof, shall be deemed representations and warranties made by HVI and Petro, respectively, to each other under this Agreement. The representations and warranties of the parties shall not survive the Closing.

                         ARTICLE 8

                       MISCELLANEOUS

Section 8.1 Amendment. This Agreement may be amended or modified at any time and in all respects by an instrument in writing executed on behalf of each of the parties hereto.

Section 8.2 Board of Directors. Upon the Closing, the Board of Directors of Petro shall have five members and shall consist of Randeep Grewal, Richard D. Wedel, Dr. Jan F. Holthrop, Dirk van Keulen and Donald A. Christensen.

Section 8.3 Assignment. Neither this Agreement nor any right created hereby shall be assignable by HVI (or their successors in interest) or Petro without the prior written consent of the others, except by the laws of succession. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors, assigns, heirs, executors, administrators, or personal representations, any rights or remedies under or by reason of this Agreement.

Section 8.4 Notices. Any notice, communication, request, reply, or advice, hereinafter severally and collectively called "notice," in this Agreement provided or permitted to be given, made, or accepted by either party to the other must be in writing and may be given or be served by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by delivering the same in person to an officer of such party, or by sending the same via facsimile transmission with the original deposited in the United States mail in the manner herein above described. Notice given in the manner herein above described shall be effective only if an when received by the parties to be notified. For purposes of notice the addresses of the parties shall, until changed as hereinafter provided, be as follows:

          (1)  If to Petro:

               Richard D. Wedel, President
               Petro Union, Inc.
               123 Main Street, Suite 300
               Evansville, IN 47708
               Fax: (812) 424-3576
               Phone: (812) 424-6745

               with a copy to:

               Roger V. Davidson, Esq.
               Cohen Brame & Smith Professional Corporation
               1700 Lincoln Street, Suite 1800
               Denver, Colorado 80203
               Fax: (303) 894-0475
               Phone: (303) 837-8800

          (2)  If to HVI:

               Randeep Grewal, President
               4815 South Harvard, Suite 470
               Tulsa, OK  74135
               Fax: (918) 743-5088
               Phone: (918) 743-4744

               with a copy to:

               Ivan Dreyer, Esq.
               Baer, Marks & Upham LLP
               805 Third Avenue
               New York, NY 10022
               Fax: (212) 702-5941

          or at such other addresses as any party may have advised the others in writing.

Section 8.5 Paragraph and Other Headings. Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.6 Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect other provisions of this Agreement, but this Agreement shall be constructed as if such invalid, illegal, or unenforceable provisions had never been contained therein.

Section 8.7 Governing Law. This Agreement shall be construed under and in accordance with the laws of the State of Colorado.

Section 8.8 Attorney Fees. If any action at law or inequity, including an action declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees from the other party, which fees may be set by the court in the trial of such on or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief which may be awarded.

Section 8.9 Counterparts. This Agreement and all other copies of this Agreement insofar as they relate to the rights, duties, and remedies of parties, shall be deemed to be one agreement. This Agreement may be executed concurrently in one or more counterparts by facsimile, each which shall be deemed an original, but all which together shall constitute one and the same instrument.

Section 8.10 Integrated Agreement. This Agreement constitutes the entire agreement between the parties hereto, and there are no agreements, understandings, restrictions, warranties, or representations between the parties other than those set forth herein or herein provided for.

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
     IN WITNESS WHEREOF, this Agreement and Plan of Acquisition has been executed the day and year set forth above.



                         PETRO UNION, INC.


                         By:
____________________________________
                                   Richard D. Wedel, President


                         Attest:
____________________________________
                            Its:
____________________________________




                         HORIZONTAL VENTURES, INC.



                         By:
____________________________________
                                   Randeep Grewal, President



                         Attest:
____________________________________
                            Its:
____________________________________